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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                   Filed pursuant to Section 13 or 15 (d) of

                      THE SECURITIES EXCHANGE ACT OF 1934

                         July 27, 1999 (July 27, 1999)
                  --------------------------------------------
               (Date of Report (Date of earliest event reported))

                           BEVERLY ENTERPRISES, INC.
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

                                     1-9550
                         -----------------------------
                            (Commission File Number)

                                   62-1691861
                   ----------------------------------------
                       (IRS Employer Identification No.)

                         5111 Rogers Avenue, Suite 40-A
                            Fort Smith AR 72919-0155
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                    (Address of principal executive offices)

                                 (501) 452-6712
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             (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

Registrant released the press release attached hereto as Exhibit 99 on July 27, 1999.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits


                  Exhibit 99 - Press release dated July 27, 1999.

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                                   SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         BEVERLY ENTERPRISES, INC.



Date:  July 27, 1999                     By: /s/ PAMELA H. DANIELS
                                                 ------------------------------
                                                 Pamela H. Daniels
                                                 Vice President, Controller
                                                 and Chief Accounting Officer


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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER              DESCRIPTION
-------             -----------
  99           Press Release dated July 27, 1999